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                                                                    EXHIBIT 10.2

                              BROADCOM CORPORATION

                    NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                    AUTOMATIC STOCK OPTION - PRO-RATED GRANT

Notice is hereby given of the following option grant (the "Option") to purchase shares of Common Stock of Broadcom Corporation (the "Corporation"):

     Optionee:                _______________________________

     Grant Date:              ________, 200__

     Exercise Price:          $_____ per share

     Number of Option Shares: ________ shares of Common Stock

     Expiration Date:         ___________, 201__

     Type of Option:          Non-Statutory Stock Option

     Date Exercisable:        Immediately Exercisable

     Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares in quarterly installments over the Optionee's period of service as a member of the Corporation's Board of Directors (the "Board") as follows: (i) __________ of the Option Shares shall vest on whichever of the following quarterly vesting dates is the first to occur at least thirty (30) days after the Grant Date: February 5, 200__, August 5, 200__ or November 5, 200__, and (ii) the remaining Option Shares shall vest in equal quarterly installments upon the Optionee's completion of each additional three
     (3)-month period of continued Board service measured from the initial vesting date under clause (i), with the last such quarterly vesting date to occur upon the Optionee's continuation in Board service through the earlier of May 5, 200__ or the day immediately preceding the date of the first annual meeting of the Corporation's shareholders following the Grant Date. In no event shall any additional Option Shares vest after Optionee's cessation of Board service.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the director automatic grant program under the Broadcom Corporation 1998 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices. Until November 1, 2008, the Option shall also be governed by the terms of the Addendum attached hereto as Exhibit C that will require Optionee to hold a portion of the shares acquired upon exercise for a period of nine (9) months.

REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO A REPURCHASE RIGHT EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

No Impairment of Rights. Nothing in this Notice or the attached Automatic Stock Option Agreement or in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation's shareholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

Date: ______________, 200__

BROADCOM CORPORATION


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                                        Optionee


By:
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Title:                                  Address
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